AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDED AND REGISTRATION RIGHTS AGREEMENT, dated as of March 28, 2011, is entered into by and among Patient Safety Technologies, Inc., a Delaware corporation (the “Company”), and the persons identified as Holders on the signature pages hereto (individually, a “Holder” and collectively, the “Holders”).

RECITALS:

A.           The Company, on the one hand, and Catalysis Partners, A Plus International, Inc. and JMR Capital Limited, on the other hand, are parties to a Convertible Preferred Stock Purchase Agreement dated as of June 24, 2010 (the “Original Purchase Agreement”) and such parties, together with Kenneth Traub, are parties to a Registration Rights Agreement dated as of June 24, 2010 (the “Original Registration Rights Agreement”).

B.           The Company, on the one hand, and Kinderhook Partners, A Plus International, Inc., and certain other investors, on the other hand, are parties to a Common Stock Purchase Agreement dated as of the date hereof (the “Purchase Agreement”), pursuant to which the Company will sell, and the Holders will buy, the Shares (as defined in the Purchase Agreement).

C.           The Original Registration Rights Agreement permits its amendment and restatement if the Majority Holders (for purposes solely of this Recital C, as defined under the Original Registration Rights Agreement) (the “Original Majority”) and the Company approve.

D.           The Company and the Original Majority, who are a subset of the Holders hereunder, wish to amend and restate the Original Registration Rights Agreement, and all of the Holders (including the Holders who constitute the Original Majority) wish to enter into this Agreement with the Company, as so amended and restated.

E.           It is a condition precedent to the consummation of the transactions contemplated by the Purchase Agreement that the Company provide for the rights set forth in this Agreement.

F.           Certain other parties not participating in the offering of the Shares also wish to join this Agreement on the terms set forth herein, be deemed Holders hereunder, and amend and restate their registration rights agreements with the Company (“Other Registration Agreements”) on the terms set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the Company and the Original Majority hereby amend, restate and supersede the Original Registration Rights Agreement in its entirety to be as follows, and all the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1           “Affiliate” means any Person that directly or indirectly controls, or is under control with, or is controlled by such Person.  As used in this definition, “control” (including with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

1.2           “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

1.3           “Closing Date” means the date first written above.

1.4           “Common Stock” means the common stock, par value $0.33 per share, of the Company.

1.5           “Company” has the meaning set forth in the preamble.

1.6           “Consulting Agreement” means that certain consulting agreement between the Company and Kenneth Traub, dated as of May 19, 2010.

1.7           “Consulting Shares” means the shares of Common Stock issued to Kenneth Traub in connection with the Consulting Agreement.

1.8           “Conversion Shares” has the meaning set forth in the Original Purchase Agreement.

1.9           “Designated Holder” means a holder of Registrable Securities.

1.10           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

1.11           “Holder(s)” has the meaning set forth in the preamble.

1.12            “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

1.13           “Indemnified Party” has the meaning set forth in Section 2.9.

1.14           “Losses” has the meaning set forth in Section 2.9.

1.15           “Majority Holders” means holders of a majority (by number of shares) of the Registrable Securities.

1.16           “Original Agreement” has the meaning set forth in the recitals.

1.17           “Original Purchase Agreement” has the meaning set forth in the recitals.

1.18           “Original Registration Rights Agreement” has the meaning set forth in the recitals.

1.19           “Person” means any individual, company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

1.20           “Piggyback Registration” has the meaning set forth in Section 2.4.

1.21           “Purchase Agreement” has the meaning set forth in the recitals.

1.22           “Registration Period” means the three (3) years, plus any additional periods required by the second paragraph of Section 2.1, during which the Registration Statement contemplated by Section 2.1 is required to remain effective.

1.23           “Registrable Securities” means:

(a)           the Shares, the Conversion Shares, the Consulting Shares and any other shares of Common Stock held by a Holder as of the date of this Agreement (including shares that are defined as “Registrable Securities” under Other Registration Agreements);

(b)           any shares of Common Stock or other securities issued or issuable, directly or indirectly in respect of the Shares, Conversion Shares, Consulting Shares or Common Stock or other shares referenced in clause (a) above by way of a spin-off, split-off, dividend, distribution or stock split or in connection with a combination of shares, reclassification, merger, consolidation or reorganization; and

(c)           any securities issued in replacement of or exchange for any securities described in clause (a) or (b) above.

As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (w) when sold pursuant to an effective registration statement under the Securities Act, (x) when such securities may be sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act without limitation thereunder on volume or manner of sale, (y) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such securities are removed upon the consummation of such sale and the seller and purchaser of such securities receive an opinion of counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and purchaser and their respective counsel, to the effect that such securities in the hands of the purchaser are freely transferable without restriction or registration under the Securities Act in any public or private transaction, or (z) when such securities cease to be outstanding.

1.24           “Registration Statement” means a registration statement on Form S-1 or Form S-3 (or such other form as the Company is then eligible to use) filed by the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement, which shall permit the Designated Holders to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, the Registrable Securities.

1.25           “Representatives” has the meaning set forth in Section 2.9.

1.26           “Required Filing Date” has the meaning set forth in Section 2.1.

1.27           “Required Registration Statement” has the meaning set forth in Section 2.1.

1.28           “SEC” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

1.29           “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

1.30           “Shares” means the shares of Common Stock sold pursuant to the Purchase Agreement.

ARTICLE II

REGISTRATION RIGHTS

2.1           Required Registration.  i) The Company shall use its reasonable best efforts to prepare and as promptly as possible after the date hereof, but in any event, not later than forty five (45) days from the Closing Date (or, if such 45th day is not a Business Day, by the first Business Day thereafter) (the “Required Filing Date”) file a Registration Statement with respect to the Registrable Securities with the SEC (the “Required Registration Statement”) and shall use its reasonable best efforts to cause the Required Registration Statement to be declared effective under the Securities Act within 150 days after the Closing Date (or, if such 150th day is not a Business Day, by the first Business Day thereafter).  If the Required Registration Statement is not filed with the SEC by the Required Filing Date, other than due to failure by a Designated Holder to furnish information or consents required (as provided in Section 2.7 hereof or as reasonably determined necessary by the Company after consultation with counsel) to be included in such Required Registration Statement, the Company shall pay each Designated Holder in cash an amount per month equal to one and one-half percent (1.5%) of the amount paid by such Designated Holder for the Registrable Securities pursuant to the Purchase Agreement, which amount shall be payable by the tenth (10th) day after the end of each such month and shall be the Designated Holders’ sole remedy for such failure (other than any equitable remedies available to such Holder, such as specific performance).  The amounts payable to each Designated Holder pursuant to this Section shall bear interest at a rate of the lesser of twelve percent (12%) per annum, compounded annually, or the maximum rate then permitted by applicable law.

(b)           The Company shall use its reasonable best efforts to keep the Required Registration Statement continuously effective for a period of three years after the Registration Statement first becomes effective, plus the number of days during which such Registration Statement was not effective or usable pursuant to Sections 2.5(b), 2.6(e) or 2.6(i) hereof, or such shorter period as will terminate when all of the Registrable Securities covered by the Required Registration Statement have been disposed of in accordance with the Required Registration Statement or have otherwise ceased to be Registrable Securities.  In the event the Company shall give any notice pursuant to Sections 2.6(e) or 2.6(i) hereof, the additional time period mentioned in this Section 2.1 during which the Required Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Sections 2.6(e) or 2.6(i) to and including the date when each seller of a Registrable Security covered by the Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Sections 2.6(e).

(c)           The Company may include in any registration filed pursuant to this Section 2.1, such additional securities as it may be obligated to include pursuant to any contractual obligations entered into by the Company, and, subject to any restrictions contained elsewhere in this Agreement, such securities as the Company may elect to register for its own account.

2.2           Current Public Information.  The Company covenants that it will use its reasonable best efforts to (a) make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) under the Securities Act or any similar or analogous rule promulgated under the Securities Act, (b) file with the SEC, in a timely manner, all reports and other documents required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and (c) take such further action as the Designated Holders may reasonably request, in each case to the extent required to enable the holders of Registrable Securities to sell Registrable Securities pursuant to Rule 144 or Rule 144A adopted by the SEC under the Securities Act or any similar rule or regulation hereafter adopted by the SEC.

2.3           Demand Registration.

(a)           Subject to Section 2.3(g), upon the written request of the Majority Holders requesting that the Company effect the registration under the Securities Act of all or part of such Designated Holders’ Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all Designated Holders, and thereafter the Company will use its reasonable best efforts to effect as expeditiously as possible the registration under the Securities Act of the following:

(i)           the Registrable Securities that the Company has been so requested to be registered by such Designated Holders for disposition in accordance with the intended method of disposition stated in such request;

(ii)           all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and

(iii)           all shares of Common Stock that the Company or Persons entitled to exercise “piggy-back” registration rights pursuant to contractual commitments of the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Section 2.3 or otherwise;

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered; provided, that, the provisions of this Section 2.3 shall not require the Company to effect more than two registrations of Registrable Securities in addition to the Required Registration Statement contemplated by Section 2.1.

(b)           The registrations under this Section 2.3 shall be on an appropriate form for a Registration Statement that permits the disposition of such Registrable Securities in accordance with the intended methods of distribution specified by the Majority Holders in their request for registration.  The Company agrees to include in any such Registration Statement all information that Designated Holders of Registrable Securities being registered therein shall reasonably request so as to allow them to sell their Registrable Securities by the method of distribution selected by them.

(c)           A registration requested pursuant to this Section 2.3 shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective; provided, that a Registration Statement that does not become effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal to proceed of the Majority Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of the Majority Holders unless the Designated Holders electing to have Registrable Securities registered pursuant to such Registration Statement shall have elected to pay all fees and expenses otherwise payable by the Company in connection with such registration pursuant to Section 2.8, (ii) if, after it has become effective, such registration is withdrawn by the Company (other than at the request of the Majority Holders) or interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason prior to the expiration of a 180 day period following such Registration Statement’s effectiveness, or (iii) if the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than due solely to some act or omission by the Designated Holders electing to have Registrable Securities registered pursuant to such Registration Statement.

(d)           If a requested registration pursuant to this Section 2.3 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of a majority (by number of shares) of the Registrable Securities requested to be included in such Registration Statement and shall be reasonably acceptable to the Company.

(e)           If (i) a requested registration pursuant to this Section 2.3 involves an underwritten offering, and the managing underwriter shall advise the Company that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company or any other Person that are not Registrable Securities) exceeds the number that can be sold in such offering in an orderly manner within a price range reasonably acceptable to the Company and to the holders of a majority (by number of shares) of the Registrable Securities requested to be included in such Registration Statement or (ii) if any requirement of the form on which the Registration Statement is filed or rule promulgated by the SEC or if any written interpretation or written guidance of the Staff of the SEC sets forth a limitation on the number of securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater portion of the securities), the Company will include in such registration, to the extent of the number that the Company is so advised can be sold in such offering, (i) first, any shares of Common Stock or other securities as to which the Company has granted registration rights prior to the date of this Agreement that by their terms require priority over the rights granted under this Section 2.3, (ii) second, the Registrable Securities that have been requested to be included in such registration by the Designated Holders pursuant to this Agreement (pro rata based on the amount of Registrable Securities sought to be registered by such persons), (iii) third, provided that no securities sought to be included by the Designated Holders have been excluded from such registration, the securities of other persons entitled to exercise “piggy-back” registration rights pursuant to other contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such persons) and (iv) fourth, securities the Company proposes to register for its own account.

(f)           The Company shall use its reasonable best efforts to keep any Registration Statement filed pursuant to this Section 2.3 continuously effective (i) for a period of three (3) years after the Registration Statement first becomes effective, plus the number of days during which such Registration Statement was not effective or usable pursuant to Sections 2.5(b), 2.6(e) or 2.6(i); (ii) if such Registration Statement related to an underwritten offering, for such period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (iii) for such shorter period as will terminate when all of the Registrable Securities covered by such Registration Statement have been disposed of in accordance with such Registration Statement or have otherwise ceased to be Registrable Securities.  In the event the Company shall give any notice pursuant to Sections 2.6(e) or 2.6(i), the additional time period mentioned in Section 2.3(f)(i) during which the Required Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Sections 2.6(e) or 2.6(i) to and including the date when each seller of a Registrable Security covered by the Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Sections 2.6(e).

(g)           The right of Designated Holders to have Registrable Securities registered pursuant to this Section 2.3 is only exercisable following the expiration of the Registration Period or, if, prior to the expiration of the Registration Period, the Company becomes ineligible to register the Registrable Securities on the Registration Statement contemplated by Section 2.1 or such Registration Statement otherwise becomes unusable or ineffective and the Company is not able to correct the misstatements, have the applicable stop order rescinded or otherwise restore the effectiveness of the Registration Statement as contemplated by this Agreement.

2.4           Piggyback Registration.

(a)           Whenever the Company proposes to register any of its common stock under the Securities Act (other than pursuant to a registration pursuant to Section 2.1, Section 2.3 or a registration on Form S-4 or S-8 or any successor or similar forms or a registration of shares in connection with an acquisition) and the registration form to be used may be used for the registration of Registrable Securities, whether or not for sale for its own account, the Company will give prompt written notice to all Designated Holders, and such notice shall describe the proposed registration and distribution and offer to all Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request.  The Company will include in such registration statement all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the Designated Holders’ receipt of the Company’s notice (a “Piggyback Registration”).

(b)           The Company shall use its reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof.

(c)           Any Designated Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.4 by giving written notice to the Company of its request to withdraw; provided, that in the event of such withdrawal (other than pursuant to Section 2.4(e) hereof), the Company shall not be required to reimburse such holder for the fees and expenses referred to in Section 2.8 hereof incurred by such Designated Holder prior to such withdrawal, unless such withdrawal was due to a material adverse change to the Company.  The Company may withdraw a Piggyback Registration at any time prior to the time it becomes effective.

(d)           If (i) a Piggyback Registration involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and the managing underwriter of such underwritten offering shall advise the Company that, in its opinion, the number of securities requested to be included in such offering (including securities of the Company or any other Person which are not Registrable Securities) exceeds the number which can be sold in such offering in an orderly manner within a price range reasonably acceptable to the Company and, if registration of such offering is pursuant to a contractual commitment of the Company to holders of its securities, holders of a majority (by number of shares) of such securities, or (ii) if any requirement of the form on which the Registration Statement is filed or rule promulgated by the SEC or if any written interpretation or written guidance of the Staff of the SEC sets forth a limitation on the number of securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater portion of the securities), then the Company will be required to include in such registration only the amount of securities that it is so advised should be included in such registration.  In such event:  (x) in cases initially involving the registration for sale of securities for the Company’s own account, securities shall be registered in such offering in the following order of priority:  (i) first, the securities that the Company proposes to register, (ii) second, any shares of Common Stock or other securities as to which the Company has granted registration rights prior to the date of this Agreement that by their terms require priority over the rights granted under this Section 2.4, (iii) third, Registrable Securities and securities that have been requested to be included in such registration by other Persons entitled to exercise “piggy-back” registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by Designated Holders and such other Persons); and (y) in cases not initially involving the registration for sale of securities for the Company’s own account, securities shall be registered in such offering in the following order of priority:  (i) first, the securities of any Person whose exercise of a “demand” registration right pursuant to a contractual commitment of the Company is the basis for the registration, (ii) second, Registrable Securities and securities that have been requested to be included in such registration by Persons entitled to exercise “piggy-back” registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by Designated Holders and such other Persons), and (iii) third, the securities that the Company proposes to register for its own account.

(e)           If, as a result of the proration provisions of this Section 2.4, any Designated Holders shall not be entitled to include all Registrable Securities in a Piggyback Registration that such Designated Holders has requested to be included, such holder may elect to withdraw its request to include Registrable Securities in such registration.

(f)           The right of the Designated Holders to register Registrable Securities pursuant to this Section 2.4 is only exercisable with respect to Registrable Securities not then covered by an effective Registration Statement contemplated by Section 2.1 or Section 2.3.  The rights of the Designated Holders under this Section 2.4 shall survive the expiration of the Registration Period.

2.5           Holdback Agreements.

(a)           To the extent not inconsistent with applicable law, in connection with a public offering of securities of the Company, upon the request of the Company or the underwriter, in the case of an underwritten public offering of the Company’s securities, each Designated Holder will not effect any public sale or distribution (other than those included in the registration statement being filed with respect to such public offering) of any securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during the 14 days prior to and the 90-day period beginning on such effective date, unless (in the case of an underwritten public offering) the managing underwriters otherwise agree to a shorter period of time.  Notwithstanding the foregoing, no Designated Holder shall be required to enter into any such “lock up” agreement unless and until all of the Company’s executive officers and directors execute substantially similar “lock up” agreements.  Neither the Company nor the underwriter shall amend, terminate or waive a “lock up” agreement unless each “lock up” agreement with a Designated Holder is also amended or waived in a similar manner or terminated, as the case may be.

(b)           The Company shall have the right at any time, to suspend the filing of a Registration Statement under Section 2.3 or require that the Designated Holders of Registrable Securities suspend further open market offers and sales of Registrable Securities pursuant to a Registration Statement filed hereunder for a period not to exceed an aggregate of 45 days in any six consecutive month period or an aggregate of 90 days in any twelve consecutive month period for valid business reasons (not including avoidance of their obligations hereunder) (i) to avoid premature public disclosure of a pending corporate transaction, including pending acquisitions or divestitures of assets, mergers and combinations and similar events; and (ii) upon the occurrence of any of the events specified in Sections 2.6(e) or 2.6(i).

2.6           Registration Procedures.  The Company will use its reasonable best efforts to effect the registration of Registrable Securities pursuant to this Agreement in accordance with the intended methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(a)           at least three (3) Business Days before filing the Registration Statement, the Company will furnish to counsel of any seller of Registrable Securities included in the Registration Statement (assuming the Company has been timely notified as to the identity and contact information for such counsel), a copy of such Registration Statement, and will provide such counsel with all correspondence with the SEC regarding the Registration Statement;

(b)           prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period provided for in Section 2.1 or Section 2.3, or the periods contemplated by the Company or the Persons requesting any Registration Statement filed pursuant to Section 2.4;

(c)           furnish to each seller of Registrable Securities included in the Registration Statement such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)           use its reasonable best efforts to register or qualify such Registrable Securities under such state securities or blue sky laws as any Designated Holder reasonably requests, and do any and all other acts and things that may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller and to keep each such registration or qualification (or exemption therefrom) effective during the period that the Registration Statement is required to be kept effective (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

(e)           notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will as soon as possible prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f)           cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be approved for trading on any automated quotation system of a national securities association on which similar securities of the Company are then quoted and shall use reasonable best efforts to maintain such listing or quotation;

(g)           provide a transfer agent and registrar for all Registrable Securities included in the Registration Statement not later than the effective date of such Registration Statement;

(h)           enter into such customary agreements (including underwriting agreements) and take all other customary and appropriate actions as the holders of a majority of the Registrable Securities being registered or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(i)           notify each seller of Registrable Securities of any stop order issued or threatened by the SEC;

(j)           in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable efforts to promptly obtain the withdrawal of such order;

(k)           if requested by the holders of a majority of the Registrable Securities being registered, obtain one or more comfort letters, dated the effective date of the Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the Company’s independent public accountants in customary form and covering such matter of the type customarily covered by such accountant comfort letters;

(l)           if requested by the holders of a majority of the Registrable Securities being registered, provide a legal opinion of the Company’s outside counsel, dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

(m)           subject to execution and delivery of mutually satisfactory confidentiality agreements, make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such seller or any managing underwriter, during normal business hours of the Company at the Company’s corporate office and without unreasonable disruption of the Company’s business or unreasonable expense to the Company and solely for the purpose of due diligence with respect to the Registration Statement, legally disclosable, financial and other records and pertinent corporate documents of the Company and its subsidiaries reasonably requested by such persons, and cause the Company’s employees and independent accountants to supply all similar information reasonably requested by any such seller, managing underwriter, attorney, accountant or agent in connection with the Registration Statement, as shall be reasonably necessary to enable them to exercise their due diligence responsibility under applicable securities laws;

(n)           cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers; and

(o)           take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

2.7           Conditions Precedent to Company’s Obligations Pursuant to this  Agreement.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that each of the Designated Holders whose Registrable Securities are to be registered pursuant to this Agreement shall furnish such Designated Holder’s written agreement to be bound by the terms and conditions of this Agreement prior to performance by the Company of its obligations under this Agreement.  By executing and delivering this Agreement, each Designated Holder represents and warrants that the information concerning, and representations and warranties by, such Designated Holder, including information concerning the securities of the Company held, beneficially or of record, by such Designated Holder, furnished to the Company pursuant to the Purchase Agreement or otherwise, are true and correct as if the same were represented and warranted on the date any Registration Statement required pursuant to this Agreement is filed with the SEC or the date of filing with the SEC of any amendment thereto, and each Designated Holder covenants to immediately notify the Company in writing of any change in any such information, representation or warranty and to refrain from offering or disposing of any securities pursuant to any Registration Statement until the Company has reflected such change in such Registration Statement.  By executing and delivering this Agreement, each Designated Holder further agrees to furnish any additional information or consents as the Company may reasonably request in connection with any action to be taken by the Company pursuant to this Agreement, and to pay such Designated Holder’s expenses that are not required to be paid by the Company pursuant to this Agreement.

2.8           Fees and Expenses.  All expenses incident to the Company’s performance of or compliance with this Agreement including, without limitation, all registration and filing fees payable by the Company, fees and expenses of compliance by the Company with securities or blue sky laws, printing expenses of the Company, messenger and delivery expenses of the Company, and fees and disbursements of counsel for the Company and all independent certified public accountants of the Company, and other Persons retained by the Company will be borne by the Company, and the Company will pay its internal expenses (including, without limitation, all salaries and expenses of the Company’s employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance of the Company and the expenses and fees for listing or approval for trading of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on any automated quotation system of a national securities association on which similar securities of the Company are quoted.  In connection with any Registration Statement filed hereunder, the Company will pay the reasonable fees and expenses of a single counsel retained by the Designated Holders of a majority (by number of shares) of the Registrable Securities requested to be included in such Registration Statement.  The Company shall have no obligation to pay any underwriting discounts or commissions attributable to the sale of Registrable Securities and any of the expenses incurred by any Designated Holder that are not specifically payable by the Company as described above, such costs to be borne by such Designated Holder or Holders, including, without limitation, the following:  underwriting fees, discounts and expenses, if any, applicable to any Designated Holder’s Registrable Securities; fees and disbursements of counsel or other professionals that any Designated Holder may choose to retain in connection with a Registration Statement filed pursuant to this Agreement (except as otherwise provided herein); selling commissions or stock transfer taxes applicable to the Registrable Securities registered on behalf of any Designated Holder; any other expenses incurred by or on behalf of such Designated Holder in connection with the offer and sale of such Designated Holder’s Registrable Securities other than expenses that the Company is expressly obligated to pay pursuant to this Agreement.

2.9           Indemnification.

(a)           The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Designated Holder and its general or limited partners, officers, directors, members, managers, employees, advisors, representatives, agents and Affiliates (collectively, the “Representatives”) from and against any loss, claim, damage, liability, attorney’s fees, cost or expense and costs and expenses of investigating and defending any such claim (collectively, the “Losses”), joint or several, and any action in respect thereof to which such Designated Holder or its Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereto) arise out of or are based upon or caused by (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary or summary prospectus or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Designated Holder and its Representatives for any legal or any other expenses incurred by them in connection with investigating or defending or preparing to defend against any such Loss, action or proceeding; provided, however, that the Company shall not be liable to any such Designated Holder or other indemnitee in any such case to the extent, and only to the extent, that any such Loss (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Designated Holder or its Affiliates or Representatives expressly for use therein or (y) use of a Registration Statement or the related prospectus during a period when a stop order has been issued in respect of such Registration Statement or any proceedings for that purpose have been initiated or use of a prospectus when use of such prospectus has been suspended pursuant to Sections 2.5(b), 2.6(e); provided that in each case, that such Holder was given prior written notice in accordance with Section 3.6 hereof of such stop order, initiation of proceedings or suspension from the Company.  In no event, however, shall the Company be liable for indirect, incidental or consequential or special damages of any kind, even if the Company was aware of or specifically advised as to the possibility of such damages.  In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Designated Holders if requested in connection with any Registration Statement.

(b)           In connection with the filing of the Registration Statement by the Company pursuant to this Agreement, the Designated Holders will furnish to the Company in writing such information as the Company reasonably requests for use in connection with such Registration Statement and the related prospectus and, to the fullest extent permitted by law, each such Designated Holder will indemnify and hold harmless the Company and its Representatives from and against any Losses, severally but not jointly, and any action in respect thereof to which the Company and its Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) the purchase or sale of Registrable Securities during a suspension as set forth in Sections 2.5(b), 2.6(e) or 2.6(i) hereof, in each case after written notice of such suspension was given to the Designated Holder pursuant to the terms of Section 3.6 hereof, (ii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, prospectus or preliminary or summary prospectus or any amendment or supplement thereto, or (iii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to clauses (ii) and (iii) above, only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information prepared and furnished to the Company by such Designated Holder expressly for use therein or by failure of such Designated Holder to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto, and such Designated Holder will reimburse the Company and each Representative for any legal or any other expenses incurred by them in connection with investigating or defending or preparing to defend against any such Loss, action or proceeding; provided, however, that such Designated Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto, such Designated Holder has furnished in writing to the Company information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto that corrected or made not misleading information previously furnished to the Company.  In no event, however, shall any Designated Holder be liable for indirect, incidental or consequential or special damages of any kind, even if the Designated Holder was aware of or specifically advised as to the possibility of such damages.  In no event shall the liability of any Designated Holder hereunder be greater than the dollar amount of the net proceeds received by such Designated Holder upon the sale of the Registrable Securities or other securities pursuant to the Registration Statement.

(c)           Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to Section 2.9(a) or 2.9(b) (an “Indemnified Party”) of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an “Indemnifying Party”), promptly notify the Indemnifying Party in writing of the claim or the commencement of such action; provided, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to an Indemnified Party under Section 2.9(a) or 2.9(b) except to the extent of any actual prejudice resulting therefrom.  If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party.  After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Representatives who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of and shall be paid by such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the written opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding other than the payment of monetary damages by the Indemnifying Party on behalf of the Indemnified Party.  Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

(d)           If the indemnification provided for in this Section 2.9 is unavailable to the Indemnified Parties in respect of any Losses referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Designated Holders on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company on the one hand and the Designated Holders on the other in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault of the Company on the one hand and of each Designated Holder on the other shall be determined by reference to, among other things, whether any action taken, including any untrue or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Designated Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 2.9, no Designated Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Designated Holder were offered to the public.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Each Designated Holder’s obligations to contribute pursuant to this Section 2.9 is several in the proportion that the proceeds of the offering received by such Designated Holder bears to the total proceeds of the offering received by all the Designated Holders.  The indemnification provided by this Section 2.9 shall be a continuing right to indemnification with respect to sales of Registrable Securities and shall survive the registration and sale of any Registrable Securities by any Designated Holder and the expiration or termination of this Agreement.  The indemnity and contribution agreements contained herein are in addition to any liability that any Indemnifying Party might have to any Indemnified Party.

2.10           Participation in Registrations.

(a)           No Person may participate in any registration hereunder that is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

(b)           Each Person that is participating in any registration under this Agreement agrees that, upon receipt of any notice in accordance with the terms of Section 3.6 hereof from the Company of the happening of any event of the kind described in Section 2.6(e) or 2.6(i) above, such Person will forthwith discontinue any further disposition of its Registrable Securities pursuant to the Registration Statement and all use of the Registration Statement or any prospectus or related document until such Person receives copies of a supplemented or amended prospectus as contemplated by such Section 2.6(e) and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Designated Holder’s possession, of such documents at the time of receipt of such notice.  Furthermore, each Designated Holder agrees that it will comply with the prospectus delivery requirements of the Securities Act applicable to it in connection with any sale of Registrable Securities pursuant to a Registration Statement and if such Designated Holder uses a prospectus in connection with the offering and sale of any of the Registrable Securities, the Designated Holder will use only the latest version of such prospectus provided to the Designated Holder by the Company prior to the time at which a sale of Registrable Securities has been made.

ARTICLE III

MISCELLANEOUS

3.1           Waiver of Prior Defaults.  All defaults or alleged defaults by the Company, including failures to timely file and/or have declared effective any Registration Statement, under or in connection with the Original Registration Rights Agreement or any other registration rights agreement (including Other Registration Agreements) to which the Holder is party with the Company, and all monetary or other penalties, damages or compensation arising from such defaults or failures, including, specifically, but without limitation, the amounts required by Section 2.1(a), are hereby irrevocably waived, released and extinguished, and no such amounts are accrued nor will accrue and the claims related thereto are terminated.  The Original Registration Rights Agreement and all such other registration rights agreements (including Other Registration Agreements) are hereby terminated without fault or liability, and this Agreement is the only registration rights agreement between the parties.

3.2           Limitations on Subsequent Registration Rights.  From and after the date of this Agreement, the Company shall not, without the prior written consent of the Majority Holders then outstanding, not to be unreasonably withheld or delayed, enter into any agreement with any holder or prospective holder of any securities of the Company that would provide to such holder the right to include securities in any registration on other than either a pro rata basis with respect to the Registrable Securities or on a subordinate basis after all Holders have had the opportunity to include in the registration and offering all shares of Registrable Securities that they wish to so include; provided that this limitation shall not apply to any additional Holder who becomes a party to this Agreement in accordance with Section 3.15.

3.3           Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the Majority Holders; and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party.  The Company shall give reasonably prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver.  Any amendment, termination, or waiver effected in accordance with this Section 3.3 shall be binding on all parties hereto, regardless of whether any such party has consented thereto.

3.4           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid wider applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

3.5           Counterparts.  This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.6           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

3.7           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

3.8           Captions.  The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

3.9           No Prejudice.  The terms of this Agreement shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

3.10           Remedy for Breach.  The Company hereby acknowledges that in the event of any breach or threatened breach by the Company of any of the provisions of this Agreement, the Designated Holders would have no adequate remedy at law and could suffer substantial and irreparable damage.  Accordingly, the Company hereby agrees that, in such event, the Designated Holders shall be entitled, and notwithstanding any election by any Designated Holder to claim damages, to obtain a temporary and/or permanent injunction to restrain any such breach or threatened breach or to obtain specific performance of any such provisions, all without prejudice to any and all other remedies that any Designated Holders may have at law or in equity.

3.11           Successors and Assigns.  The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least $500,000 in aggregate amount of shares of Registrable Securities (based on the price per share in the Purchase Agreement) (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to all of the terms and conditions of this Agreement.  For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement.  The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.12           Entire Agreement.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.  Upon the effectiveness of this Agreement, the Original Registration Rights Agreement shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement, and shall be of no further force or effect.

3.13           Confidentiality.  Each Designated Holder agrees to keep confidential and not to disclose to or use for the benefit of any third party any information that at any time is communicated by the Company or its Representatives as being confidential without the prior written approval of the Company; provided, however, that this provision shall not apply to information the Designated Holder proves is already part of the public domain (except by breach of this Agreement) or is required to be disclosed by law, provided that Designated Holder provides the Company with advance notice of such disclosure and cooperates with the Company to prevent or limit the scope of such disclosure.

3.14           Independent Nature of Holders’ Obligations and Rights.  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

3.15           Additional Holders.  Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of its capital stock (common stock or preferred stock convertible into common stock) after the date hereof, whether pursuant to the Purchase Agreement or otherwise, any purchaser of such shares may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Holder” for all purposes hereunder.  No action or consent by the Holders shall be required for such joinder to this Agreement by such additional Holder, so long as such additional Holder has agreed in writing to be bound by all of the obligations as an “Holder” hereunder.

3.16           Other Agreements.  Notwithstanding anything to the contrary contained herein, all Holders acknowledge that the Company has entered other registration agreements as disclosed in the disclosure schedules to the Purchase Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Registration Rights Agreement to be duly executed as of the date and year first written above.

PATIENT SAFETY TECHNOLOGIES, INC.

By:
Title:

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory: